As Filed with the Securities and Exchange Commission on October 7, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2015

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On October 7, 2015, Monsanto Company issued a press release announcing its fourth quarter and full fiscal year 2015 financial and operating results for the period ended August 31, 2015.  This press release is furnished as Exhibit 99 hereto and incorporated herein by reference.

The press release furnished herewith uses the non-GAAP financial measures of earnings per share (“EPS”), EPS growth, gross profit, operating expenses, and net income, each on an ongoing basis (collectively, “Ongoing Financial Measures”).  Our Ongoing Financial Measures exclude certain after-tax items that we do not consider part of ongoing operations.  We believe that our Ongoing Financial Measures presented with these adjustments best reflect our ongoing performance and business operations during the periods presented and are useful to investors for comparative purposes.  In addition, management uses the Ongoing Financial Measures as a guide in its budgeting and long-range planning processes, and uses the ongoing EPS financial measure as a guide in determining incentive compensation.

The press release also uses the non-GAAP financial measure of EPS growth on an ongoing currency neutral basis. Ongoing currency neutral EPS growth is used to determine what the current period U.S. dollar operating results would have been if the foreign currency exchange rates had not changed from the comparable prior year period. This is done by translating the ongoing current year period results using the comparable prior period currency exchange rates used to translate the Company's financial statements in the comparable prior year period.  Ongoing currency neutral EPS growth is estimated using the effective tax rate for the local jurisdictions and the related currency changes. We believe that ongoing currency neutral EPS growth is useful to investors to evaluate our performance on a currency neutral basis and for comparative purposes. In addition, management evaluates the operating performance of our company and our international subsidiaries on an ongoing currency neutral basis and uses it as a guide in its budgeting and long-range planning processes.

The presentation of these non-GAAP financial measures is intended to supplement investors’ understanding of our operating performance and should be viewed in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP.  These non-GAAP financial measures may not be comparable to similar measures used by other companies.  Information concerning Monsanto’s use of the non-GAAP financial measures free cash flow and EBIT appears in Monsanto’s most recent Report on Form 10-Q.

We are furnishing the information contained in this report, including the Exhibit, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the SEC.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act or the Exchange Act.  By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

The following exhibit is filed herewith:

Exhibit 99    Press Release, dated October 7, 2015, issued by Monsanto Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2015

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Press Release, dated October 7, 2015, issued by Monsanto Company